Exhibit 24.1

2017 Edison International
10-K, 10-Q, AND 8-K POWER OF ATTORNEY

The undersigned, EDISON INTERNATIONAL, a California corporation, and certain of its officers and/or directors do each hereby constitute and appoint, ADAM S. UMANOFF, MARIA RIGATTI, AARON MOSS, BARBARA E. MATHEWS, ROBERT C. BOADA, GEORGE T. TABATA, MICHAEL A. HENRY, KATHLEEN BRENNAN DE JESUS, and DARLA F. FORTE, or any of them, to act as attorney‑in-fact, for and in their respective names, places, and steads, to execute, sign, and file or cause to be filed an Annual Report on Form 10-K for the fiscal year ended December 31, 2016, Quarterly Reports on Form 10-Q for each of the first three quarters of fiscal year 2017, any Current Reports on Form 8-K from time to time during 2017 from the date hereof through December 31, 2017, or in the event this Board of Directors does not hold a regular meeting in December 2017, through the last day of the month in which this Board holds the next succeeding regular meeting, and any and all supplements and amendments thereto, to be filed by Edison International with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, (the “Act”), for the purpose of complying with Sections 13 or 15(d) of the Act, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and appropriate to be done in and about the premises as fully and to all intents and purposes as the undersigned or any of them might or could do if personally present, hereby ratifying and approving the acts of each of said attorneys‑in-fact.

Exhibit 24.1

Executed at Rosemead, California, as of this 8th day of December, 2016.

EDISON INTERNATIONAL

	By:	/s/ Pedro J. Pizarro
Pedro J. Pizarro President and Chief Executive Officer

Attest:

/s/ Barbara E. Mathews
Barbara E. Mathews Vice President, Associate General Counsel, Chief Governance Officer and Corporate Secretary

Exhibit 24.1

2017 Edison International
10-K, 10-Q, and 8-K Power of Attorney

Principal Executive Officer:

/s/ Pedro J. Pizarro
Pedro J. Pizarro	President, Chief Executive Officer, and Director

Principal Financial Officer:

/s/ Maria Rigatti
Maria Rigatti	Executive Vice President and Chief Financial Officer

Controller and Principal Accounting Officer:

/s/ Aaron Moss
Aaron Moss	Vice President and Controller

Additional Directors:

/s/ Jagjeet S. Bindra	Director	/s/ Linda G. Stuntz	Director
Jagjeet S. Bindra		Linda G. Stuntz
/s/ Vanessa C. L. Chang	Director	/s/ William P. Sullivan	Director
Vanessa C.L. Chang		William P. Sullivan
/s/ James T. Morris	Director	/s/ Ellen O. Tauscher	Director
James T. Morris		Ellen O. Tauscher
/s/ Louis Hernandez, Jr.	Director	/s/ Peter J. Taylor	Director
Louis Hernandez, Jr.		Peter J. Taylor
/s/ Richard T. Schlosberg, III	Director	/s/ Brett White	Director
Richard T. Schlosberg, III		Brett White

Exhibit 24.1

2017 SOUTHERN CALIFORNIA EDISON COMPANY
10-K, 10-Q, AND 8-K POWER OF ATTORNEY

The undersigned, SOUTHERN CALIFORNIA EDISON COMPANY, a California corporation, and certain of its officers and/or directors do each hereby constitute and appoint, RUSSELL C. SWARTZ, WILLIAM M. PETMECKY III, BARBARA E. MATHEWS, DANIEL S. WOOD, CONNIE J. ERICKSON, GEORGE T. TABATA, ALEXANDRO HERRERA, MICHAEL A. HENRY, KATHLEEN BRENNAN DE JESUS, and DARLA F. FORTE, or any of them, to act as attorney-in-fact, for and in their respective names, places, and steads, to execute, sign, and file or cause to be filed an Annual Report on Form 10-K for the fiscal year ended December 31, 2016, Quarterly Reports on Form 10-Q for each of the first three quarters of fiscal year 2017, any Current Reports on Form 8-K from time to time during 2017 from the date hereof through December 31, 2017, or in the event this Board of Directors does not hold a regular meeting in December 2017, through the last day of the month in which this Board holds the next succeeding regular meeting, and any and all supplements and amendments thereto, to be filed by Southern California Edison Company with the Securities and Exchange Commission, under the Securities Exchange Act of 1934 as amended, (the “Act”), for the purpose of complying with Sections 13 or 15(d) of the Act, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and appropriate to be done in and about the premises as fully and to all intents and purposes as the undersigned or any of them might or could do if personally present, hereby ratifying and approving the acts of each of said attorneys-in-fact.

Exhibit 24.1

Executed at Rosemead, California, as of this 8th day of December, 2016.

SOUTHERN CALIFORNIA EDISON COMPANY

	By:	/s/ Kevin M. Payne
Kevin M. Payne Chief Executive Officer

Attest:

/s/ Barbara E. Mathews
Barbara E. Mathews Vice President, Associate General Counsel, Chief Governance Officer and Corporate Secretary

Exhibit 24.1

2017 Southern California Edison Company
10-K, 10-Q, and 8-K Power of Attorney

Principal Executive Officer:

/s/ Kevin M. Payne
Kevin M. Payne	Chief Executive Officer and Director

Principal Financial Officer:

/s/ William M. Petmecky III
William M. Petmecky III	Senior Vice President and Chief Financial Officer

Controller and Principal Accounting Officer:

/s/ Connie J. Erickson
Connie J. Erickson	Vice President and Controller

Additional Directors:

/s/ Jagjeet S. Bindra	Director	/s/ Linda G. Stuntz	Director
Jagjeet S. Bindra		Linda G. Stuntz
/s/ Vanessa C. L. Chang	Director	/s/ William P. Sullivan	Director
Vanessa C.L. Chang		William P. Sullivan
/s/ Louis Hernandez, Jr.	Director	/s/ Ellen O. Tauscher	Director
Louis Hernandez, Jr.		Ellen O. Tauscher
/s/ James T. Morris	Director	/s/ Peter J. Taylor	Director
James T. Morris		Peter J. Taylor
/s/ Pedro J. Pizarro	Director	/s/ Brett White	Director
Pedro J. Pizarro		Brett White
/s/ Richard T. Schlosberg, III	Director
Richard T. Schlosberg, III